UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): March 9, 2018

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement
On March 9, 2018, certain wholly-owned subsidiaries of Employers Holdings, Inc. (Subsidiaries) entered into Letter of Credit Reimbursement Agreements (Letter of Credit Agreements) with the Federal Home Loan Bank of San Francisco (FHLB SF). The Letter of Credit Agreements are among FHLB SF and each of Employers Assurance Company (EAC), in the amount of $40 million, Employers Compensation Insurance Company (ECIC), in the amount of $50 million, and Employers Preferred Insurance Company (EPIC), in the amount of $50 million. The Letter of Credit Agreements are effective as of March 9, 2018 and expire on March 31, 2019. However, the Letter of Credit Agreements will remain evergreen with automatic one-year extensions unless the FHLB SF notifies the beneficiary at least sixty days prior to the then applicable expiration date of its election not to renew.
Each of the Letter of Credit Agreements may only be used to satisfy, in whole or in part, the Subsidiaries’ workers’ compensation insurance deposit requirements with the State of California.
Each of the Letter of Credit Agreements must be fully secured with eligible collateral at all times. The FHLB SF will charge the Subsidiaries applicable fees, including an issuance fee, an annual maintenance fee, a processing fee for each drawing, and an amendment fee.
The rights and obligations of the FHLB SF and the Subsidiaries with respect to each other in regard to this facility are set forth in each of the Letter of Credit Agreements.
The foregoing description of the Letter of Credit Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the enclosed Confirmation of Irrevocable Letter of Credit No. 2018-08, Confirmation of Irrevocable Letter of Credit No. 2018-09, Confirmation of Irrevocable Letter of Credit No. 2018-10 and Form of Letter of Credit Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

10.1    Confirmation of Irrevocable Letter of Credit No. 2018-08 between EAC and FHLB SF dated March 9, 2018.
10.2    Confirmation of Irrevocable Letter of Credit No. 2018-09 between ECIC and FHLB SF dated March 9, 2018.
10.3    Confirmation of Irrevocable Letter of Credit No. 2018-10 between EPIC and FHLB SF dated March 9, 2018.
10.4    Form of Letter of Credit and Reimbursement Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	March 15, 2018	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel